UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2012

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (615) 465-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed to revise the presentation of certain items included in the audited consolidated financial statements of Community Health Systems, Inc. (“the Company”), which were included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as originally filed with the Securities and Exchange Commission (“SEC”) on February 23, 2012 (the “Form 10-K”). This revised presentation is specifically related to the presentation of the provision for bad debts in the consolidated statements of income, the addition of the consolidated statements of comprehensive income, and the related notes thereto, in each case for periods prior to January 1, 2012, to reflect the adoption on January 1, 2012 of the following Accounting Standards Updates (“ASU”) of the Financial Accounting Standards Board:

(i)    ASU 2011-07, which requires healthcare organizations that perform services for patients for which the ultimate collection of all or a portion of the amounts billed or billable cannot be determined at the time services are rendered to present all bad debt expense associated with such patient service revenue as an offset to the patient service revenue line item in the statement of operations, and

(ii)    ASU 2011-05, as amended by ASU 2011-12, which requires the presentation of the components of other comprehensive income be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements.

The information in this Current Report on Form 8-K is not an amendment to or restatement of the Form 10-K. The following Items of the Form 10-K have been presented to retrospectively reflect the adoption of the ASUs as discussed above, and are attached as Exhibit 99.1 to this Form 8-K:

•	Part I, Item 1. Business

•	Part I, Item 1A. Risk Factors

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data

•	Part IV, Item 15. Exhibits and Financial Statement Schedules.

Other than as specified above in the adoption of these new accounting standards, this Form 8-K does not modify, update or affect any other disclosures or financial statements set forth in the Form 10-K. Furthermore, this Current Report on Form 8-K does not purport to provide a general update or discussion of any developments of the Company subsequent to the filing of the Form 10-K. Accordingly, the Form 10-K with the revised presentation reflected in the consolidated financial statements and related notes included in this Current Report on Form 8-K, should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Form 10-K.

Item 9.01. Financial Statements and Exhibits.

The following items are included as Exhibits to this report and incorporated herein by reference:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

23.1	Consent of Deloitte & Touche LLP*

99.1	Certain adjusted Items from Form 10-K for the fiscal year ended December 31, 2011, previously filed with the SEC on February 23, 2012*

101.INS	XBRL Instance Document**

101.SCH	XBRL Taxonomy Extension Schema**

101.CAL	XBRL Taxonomy Extension Calculation Linkbase**

101.DEF	XBRL Taxonomy Extension Definition Linkbase**

101.LAB	XBRL Taxonomy Extension Label Linkbase**

101.PRE	XBRL Taxonomy Extension Presentation Linkbase**

* Filed herewith.

** Pursuant to applicable securities laws and regulations, we are deemed to have complied with the reporting obligation relating to the submission of interactive data files in such exhibits and are not subject to liability under any anti-fraud provisions of the federal securities laws as long as we have made a good faith attempt to comply with the submission requirements and promptly amend the interactive data files after becoming aware that the interactive data files fail to comply with the submission requirements. Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTH SYSTEMS, INC.

Date: May 23, 2012	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)

	By:	/s/ Kevin J. Hammons
Kevin J. Hammons
Vice President and Chief Accounting Officer (principal financial officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

23.1	Consent of Deloitte & Touche LLP*

99.1	Certain adjusted Items from Form 10-K for the fiscal year ended December 31, 2011, previously filed with the SEC on February 23, 2012*

101.INS	XBRL Instance Document**

101.SCH	XBRL Taxonomy Extension Schema**

101.CAL	XBRL Taxonomy Extension Calculation Linkbase**

101.DEF	XBRL Taxonomy Extension Definition Linkbase**

101.LAB	XBRL Taxonomy Extension Label Linkbase**

101.PRE	XBRL Taxonomy Extension Presentation Linkbase**

* Filed herewith.

** Pursuant to applicable securities laws and regulations, we are deemed to have complied with the reporting obligation relating to the submission of interactive data files in such exhibits and are not subject to liability under any anti-fraud provisions of the federal securities laws as long as we have made a good faith attempt to comply with the submission requirements and promptly amend the interactive data files after becoming aware that the interactive data files fail to comply with the submission requirements. Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.